iStar

Q4 and Fiscal Year 2017 Earnings Supplemental

Forward-Looking Statements and Other Matters

Statements in this supplemental disclosure which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions, the amount and timing of asset sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from operating properties and land and other risks detailed from time to time in iStar SEC reports.

Table of Contents

iStar

I. Highlights

Q4'17 and Full-Year Highlights

- Results for Q4'17 and FY'17:

	Q4'17	FY'17
Net Income	($4,910)	$110,924
EPS	($0.07)	$1.56
Adjusted Net Income	$31,543	$214,619
Adj. EPS	$0.40	$2.57

- Hired new Chief Investment Officer Marcos Alvarado, former Head of Acquisitions & Business Operations at Cadre and former Managing Director at Starwood Capital.
- Increased new loan originations to $457 million during the quarter.
- Realized $360 million of proceeds from legacy assets in 2017, goal to outpace this amount in 2018.
- Working with J.P. Morgan Securities LLC to review strategic options for longer-term legacy asset portfolio.

iStar

Note: $ in thousands, except for per share figures. Per share figures are shown on a diluted basis.

Net Income and Guidance



$1.56
$1.46
Mid-point of guidance*
$0.60
($0.62)
FY 2015
FY 2016
FY 2017

* Full year 2017 net income per share guidance was $1.21 - $1.71.

Adjusted Income and Guidance



$2.57
Mid-point of guidance*
$2.50
$1.15
$0.35
FY 2015
FY 2016
FY 2017

iStar

Note: Adjusted income represents net income computed in accordance with GAAP, prior to the effects of certain non-cash items. The calculation of adjusted income and reconciliation to GAAP net income are presented in the appendix of the supplemental.
* Full year 2017 adjusted net income per share guidance was $2.25 - $2.75.

II. Investment Activity

Investment Activity

New Originations (Commitments)

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
Real Estate Finance	$166	$13	$83	$170	$7	$136	$59	$457
Net Lease[1]	-	9	218	33	-	104	24	17
Total	$166	$22	$301	$202	$7	$241	$84	$474

Fundings / CapEx

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
Real Estate Finance	$113	$79	$86	$197	$73	$82	$58	$405
Net Lease[1]	1	6	37	43	2	77	26	27
Operating Properties	18	17	19	15	7	12	22	31
Land & Development	41	31	36	28	29	29	34	40
Corporate & Other	-	-	-	-	-	-	-	-
Total	$173	$133	$177	$283	$111	$200	$140	$504

Sales / Repayments

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
Real Estate Finance	$80	$183	$49	$302	$171	$219	$138	$194
Net Lease	11	20	79	14	21	67	61	100
Operating Properties	25	232	86	34	12	9	7	15
Land & Development	9	25	42	58	42	139[2]	32	21
Corporate & Other	7	1	6	18	-	6	9	5
Total	$132	$461	$262	$427	$246	$441	$247	$335

iStar

Note: $ in millions.
[1] Includes investments made within iStar Net Lease JV and purchase of SAFE equity.
[2] Excludes $123MM of Other Income related to Bevard litigation.

III. Portfolio Overview

$4.9B Portfolio Breakdown


Business Line
Operating Property $629 13%
Cash $658 13%
Strategic Investments $14 0%
RE Finance $1,318 27%
Net Lease $1,229 25%
SAFE $120 3%
Land $933 19%


Geographic Region(1)
Central $375 9%
Mid Atlantic $314 7%
Various $42 1%
Northeast $1,529 36%
West $757 18%
Southeast $690 16%
Southwest $535 13%


Property Type(1)
Other $249 6%
Retail $222 5%
Ground Leases $129 3%
Land $933 22%
Office / Industrial $851 20%
Mixed Use $503 12%
Entertainment / Leisure $489 12%
Condo $470 11%
Hotel $396 9%

iStar

Note: $ in millions. Figures based on carrying value of the company's total investment portfolio, gross of accumulated depreciation and general loan loss reserves and assumes market value of SAFE.
(1) Does not include cash.

Q4'17 Portfolio Rollforward

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Net Book Value (9/30/17)	$1,109	$1,030	$567	$925	$19	$3,649
Investments[(1)]	405	27	30	38	0	501
Principal received / basis sold[(2)]	(194)	(34)	(20)	(18)	(5)	(271)
Other	(20)[(3)]	(2)	(3)	(21)[(4)]	1	(45)
Net Book Value (12/31/17)	$1,301	$1,021	$574	$924	$14	$3,834
Add: Accumulated depreciation and general loan loss reserves	17	292	55	8	0	372
Gross Book Value (12/31/17)	$1,318	$1,349[(5)]	$629	$933	$14	$4,242

Note: $ in millions.
(1) Includes fundings, capital expenditures, accruals and deferred capitalized interest on loans.
(2) Includes repayment of deferred interest on loans.
(3) Other Real Estate Finance activity primarily represents fundings by (repayments to) by third parties of loan participations that are consolidated on iStar's balance sheet.
(4) Includes $10M impairment.
(5) Adjusted to include the $36 million difference between SAFE book value of $84MM and market value of $120MM as of 12/31/17.

iStar

IV. Real Estate Finance

Real Estate Finance: Overview

	Performing Loans ($)	W.A. First $ LTV	W.A. Last $ LTV	% Floating	% Fixed	W.A. Yield	W.A. Maturity (yrs)	NPLs	Total
First mortgages / Senior debt	$795	5%	70%	82%	18%	9.5%	2.1	-	$795
Mezzanine / Subordinated debt	326	39%	62%	73%	27%	11.7%	1.6	-	326
Total iStar 3.0 Loans[(1)]	$1,121	15%	67%	79%	21%	10.2%	2.0	-	$1,121
First mortgages / Senior debt	$20	-	-	0%	100%	8.9%	2.3	$33	$53
Mezzanine / Subordinated debt	-	-	-	-	-	-	-	144	144
Total Legacy Loans	$20	-	-	-	100%	8.9%	2.3	$177	$197
First mortgages / Senior debt	$815	5%	70%	80%	20%	9.5%	2.1	$33	$848
Mezzanine / Subordinated debt	326	39%	62%	73%	27%	11.7%	1.6	144	470
Total Real Estate Finance	$1,141	15%	67%	78%	22%	10.2%	2.0	$177	$1,318



Property Type
Office / Industrial $49 4%
Retail $25 2%
Condo $422 32%
Mixed Use $307 23%
Hotel $292 22%
Other $223 17%



Security Type
Mezzanine / Subordinated Debt $470 36%
First Mortgage / Senior Debt $848 64%



Geographic Region
Southwest $94 7%
West $38 3%
Various $25 2%
Northeast $798 60%
Central $182 14%
Southeast $181 14%

Note: $ in millions.

(1) iStar 3.0 loans represent loans originated post January 1, 2008. Gross of $102MM consolidated first mortgage participations not held by iStar.

Real Estate Finance: Trend

	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
Performing loans					
Beginning Balance	$1,431	$1,282	$1,210	$1,000	$947
Fundings	196	73	82	58	405
Repayments	(302)	(169)	(217)	(125)	(194)
Other	(43)	24	(75)	16	(18)
Transfers In / (Out)	-	-	-	-	-
Ending Balance	$1,282	$1,210	$1,000	$947	$1,141
Non performing loans					
NPLs, gross	254	251	250	238	238
Specific Reserves	(62)	(61)	(61)	(61)	(61)
NPLs, net	192	190	189	177	177
Total	$1,474	$1,400	$1,188	$1,125	$1,318

	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
% First mortgages / Senior debt	68%	65%	56%	57%	58%
% Mezzanine / Subordinated debt	32%	35%	44%	43%	42%
% Floating	79%	79%	75%	80%	80%
% Fixed	21%	21%	25%	20%	20%
W.A. First $ LTV[(1)]	16.3%	18.0%	20.5%	20.3%	14.6%
W.A. Last $ LTV[(1)]	63.9%	62.1%	65.4%	64.3%	66.8%
W.A. Yield[(1)]	8.9%	9.2%	9.7%	10.1%	10.2%
W.A. Maturity (yrs)[(1)]	2.1	2.0	2.1	2.0	2.0
Asset Count	44	44	44	43	44

Note: $ in millions. Balances represent carrying value gross of general reserves.
[(1)] Based on performing loans only.

V. Net Lease

Net Lease: Overview


SAFE
$120
9%
Net Lease
Venture
$121
9%
Net Lease
Portfolio
Consolidated
Real Estate
$1,108
82%

Net Lease Portfolio Ownership

Consolidated Real Estate	100%
Net Lease Venture	51.9%
SAFE	37.6%

Note: The investment in SAFE is represented in market value.

Net Lease: Consolidated Overview (100% Ownership)

	Consolidated Real Estate
Real Estate Value, net	$816
Add: Accumulated Depreciation / Amortization	292
Gross Real Estate Value[(1)]	**$1,108**
Occupancy	97.9%
Square Footage (000s)	11,322
W.A. Lease Term	14.0 yrs
W.A. Yield	8.9%



<1 Year
$2
2%
1-5 Years
$15
14%
6-10 Years
$24
21%
>10 Years
$68
63%
Operating Lease Income by Term Remaining



Retail
$57
5%
R&D
$13
1%
Ground Leases
$9
1%
Entertainment / Leisure
$449
40%
Industrial
$307
28%
Office
$273
25%
Property Type



Various
$10
1%
Central
$53
5%
Mid Atlantic
$115
10%
Northeast
$374
34%
Southeast
$239
22%
West
$171
15%
Southwest
$146
13%
Geographic Region

Note: $ in millions, square footage in thousands.
(1) Excludes intangible assets/liabilities

Net Lease: Venture Overview (51.9% Ownership)

Balance Sheet

Net Leases	$559
Under Construction	86
Gross Real Estate [(1)]	645
Other Assets	46
Accumulated Depreciation	(48)
Assets, Net	643
Liabilities [(2)]	406
Equity	237
Noncontrolling Interests (NCI)	(13)
Equity, Net of NCI	$224



>10 Years
$46
84%
1-5 Years
$2
3%
6-10 Years
$7
13%
Operating Lease Income by Term Remaining



Industrial
$91
14%
Entertainment / Leisure
$200
31%
Property Type
Office
$354
55%



Northeast
$25
4%
Various
$8
1%
Southeast
$39
6%
Central
$231
36%
Southwest
$63
10%
West
$93
14%
Geographic Region
Mid Atlantic
$186
29%

Note: $ in millions.

(1) Gross Real Estate represents the combination of $523MM of real estate and $139MM of lease intangible assets less $17MM of lease intangible liabilities.

(2) Excludes $15MM of lease intangible liabilities, net of amortization.

SAFE Overview (37.6% Ownership)

- $120 million[1] equity investment in Safety, Income & Growth Inc. (NYSE: SAFE), the first publicly-traded company focused on ground lease investments
- iStar is the founder, manager, and the largest shareholder of SAFE.

SAFE Balance Sheet

Gross Real Estate [2]	$497
Other Assets	181
Accumulated Depreciation & Amortization	(7)
Assets, Net	671
Liabilities [3]	315
Equity	$356



20-60 yrs
$0
1%
<20 yrs
$10
50%
Ground Lease Income by Term Remaining (Cash Basis)
>60 yrs
$10
49%



Industrial
$2
1%
Office
$110
22%
Property Type
Hotel
$235
47%
Multi-Family
$150
30%



Southwest
$14
3%
Mid Atlantic
$10
2%
Southeast
$28
5%
Central
$83
17%
Geographic Region
West
$271
55%
Northwest
$91
18%

[1] Represents market value of iStar's equity investment as of 12/31/17.
[2] Gross Real Estate represents the combination of $413MM of real estate and $142MM of lease intangible assets less $58MM of lease intangible liabilities.
[3] Excludes $58MM of lease intangible liabilities, net of amortization.

iStar

Net Lease Assets: Trend

Consolidated

	Q4'16	Q1'17	Q2'17[1]	Q3'17	Q4'17
Beginning Balance	$1,364	$1,386	$1,368	$1,179	$1,151
Fundings / Capex / Other	25	2	1	2	10
Sales	(4)	(18)	(191)	(31)	(52)
Ending Balance	$1,386	$1,368	$1,179	$1,151	$1,108
% Leased	98.0%	98.3%	98.0%	97.9%	97.9%
W.A. Lease Term (yrs)	14.7	14.8	10.9	11.0	14.0
Annualized Yield					
Cash Basis	8.2%	8.3%	8.2%	9.1%	8.8%
GAAP Basis	8.3%	8.3%	7.8%	8.9%	8.9%
Square Footage (000s)	14,133	13,997	11,954	11,486	11,322
Number of Assets	38	37	28	27	27

Net Lease Venture[2]

	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
Beginning Balance	$479	$488	$501	$603	$618
Fundings / Capex / Other	9	13	102	14	27
Sales	-	-	-	-	-
Ending Balance	$488	$501	$603	$618	$645
% Leased	100.0%	100.0%	100.0%	100.0%	100.0%
W.A. Lease Term (yrs)	14.7	14.4	14.5	14.3	19.0
Annualized Yield					
Cash Basis	7.4%	7.7%	7.6%	7.5%	7.3%
GAAP Basis	8.7%	8.9%	8.8%	8.5%	8.5%
Square Footage	3,081	3,081	4,005	4,005	4,238
Number of Assets	6	6	8	8	8

Note: $ in millions, square footage in thousands.
(1) Sold 12 ground lease assets to Safety, Income & Growth during Q2 2017.
(2) Real estate value reflects the 12/31/17 balance sheet, including iStar's minority position in an office property. Other lease metrics disregard iStar's obligation to acquire this property at construction completion.

iStar

Net Lease: Lease Expiration Profile



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2%
1%
2%
1%
3%
9%
4%
1%
5%
13%
37%
9%
3%
64%
84%
63%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028 & thereafter
Consolidated Assets
Net Lease Joint Venture
SAFE

iStar

Note: Does not include lease extensions.

VI. Operating Properties

Operating Properties: Overview



Property Type
Condo $49 8%
Multi-Family $12 2%
Mixed Use $197 31%
Retail $139 22%
Office / Industrial $128 20%
Hotel $104 17%



Geographic Region
West $56 9%
Mid Atlantic $36 6%
Various $10 1%
Southwest $256 41%
Southeast $141 22%
Central $82 13%
Northeast $48 8%



$608
$82
$526
Q4'16
$603
$72
$531
Q1'17
$608
$67
$541
Q2'17
$624
$66
$558
Q3'17
$629
$49
$580
Q4'17
Commercial
Residential

Note: $ in millions.

iStar

Commercial Operating Properties: Overview

	Gross Book Value	Properties[1]	Occupancy	W.A. Yield [2]	Square Footage
Stabilized	$427	16	85%	6.0%	2,927
Transitional	$153	10	61%	3.7%	1,218
Total Commercial Assets	$580	26	78%	5.5%	4,145



Property Type
Multi-Family $12 2%
Hotel $104 18%
Mixed Use $197 34%
Office / Industrial $128 22%
Retail $139 24%



Geographic Region
Northeast $47 8%
Mid-Atlantic $21 4%
West $55 10%
Southwest $257 44%
Central $82 14%
Southeast $118 20%



Stabilized
Transitional
$526
$189 36%
$337 64%
Q4'16
$531
$192 36%
$339 64%
Q1'17
$541
$198 37%
$343 63%
Q2'17
$558
$157 28%
$401 72%
Q3'17
$580
$153 26%
$427 74%
Q4'17

iStar

Note: $ in millions, square footage in thousands.
(1) One property was bi-furcated and appears in stabilized and transitional.
(2) Yield is calculated as the annualized net operating income over the average gross book value during the period. For unconsolidated ventures, the yield is calculated as iStar's pro rata share of net operating income divided by the assets' average gross book value during the period.

VII. Land & Development

Land & Development: Overview

	Master Planned Communities	Waterfront	Urban / Infill	Total
In production	$257	$144	$42	$443
In development	187	137	14	339
Pre-development	29	8	114	151
Gross book value	$473	$288	$171	$933
# of projects	8	6	14	28

	Master Planned Communities	Waterfront	Urban / Infill	Total
Land development revenue	$18	$0	$1	$18
Land development cost of sales	(15)	0	(0)	(15)
Gross margin	$3	$0	$0	$3
Earnings from unconsolidated JVs	1	(2)	(0)	(1)
Other income, net of expenses	0	0	0	1
Total	$4	($2)	$0	$3



Urban / Infill
$171
18%
Waterfront
$288
31%
Property Type
MPC
$473
51%



Florida(1)
$113
12%
Other(1)
$64
7%
Chicago
$32
3%
Washington(1) DC
$127
14%
MSA
California(1)
$328
35%
New York Metro
$269
29%



Southeast
$114
12%
Central
$32
4%
Mid Atlantic
$129
14%
Southwest
$22
2%
Geographic Region
West
$367
39%
Northeast
$269
29%

Note: $ in millions.

(1) Comprised of multiple MSAs.

Land & Development: Trend



Capital Expenditures / Fundings
$28
$29
$29
$34
$40
In Production
In Development
Pre-Development
$1,037
$375 36%
$399 39%
$263 25%
$1,031
$361 35%
$408 40%
$262 25%
$925
$359 39%
$416 45%
$150 16%
$933
$441 47%
$341 37%
$151 16%
$933
$443 48%
$339 36%
$151 16%
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17

	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
Revenue	$14	$20	$133[1]	$26	$18
Cost of Sales	(11)	(16)	(122)	(28)	(15)
Land Gross Margin	$3	$4	$10	($2)	$3
Earnings from Unconsol. JVs	(1)	4	4	1	(1)
Other Income, net of expenses	0	0	124[1]	1	1
Total	$2	$8	$138	$1	$3

Note: $ in millions.
[1] Income from the sale of land, following the favorable outcome of litigation.

Land & Development Progress Since YE 2013



Sold or Completed
$261
Profit
$16
$44(1)
$469(2)
$529 of assets sold or completed
$965
$933
$60
$428
$444(2)
$488 of capex / new assets
YE 2013
Q4'17
YE 2013 Book Value
Capital Expenditures
Assets Transferred-In / Other(3)

$ in millions
(1) Includes capital expenditures on fully disposed assets only.
(2) Net of $52MM of impairments since YE 2013.
(3) Includes net change in equity method investments.

VIII. Capital Structure

Capital Structure Overview

Credit Metrics	
Cash	$658MM
Debt, net of cash	$2,818MM
Adj. Total Equity	$1,315MM
Leverage [1]	2.1x

Shares	Basic
Shares Outstanding	68.2MM
Adjusted Common Equity	$810MM
Value per Share	$11.86



Total Equity $1.3B
Total Debt $3.5B
Common Equity $375MM
Depreciation / Gen. Res. $435MM(2)
Preferred Equity $505MM(3)
Senior Unsecured Debt $2.6B
Adjusted Common Equity: $810MM
Secured Debt $924MM

iStar

Note: Please see back of the supplemental for a reconciliation of total shareholders' equity to adjusted common equity.
[1] Corporate leverage is the ratio of total equity (common equity plus $505MM preferred equity) plus accumulated depreciation and amortization (including iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments) and general loan loss reserves divided by total debt less any cash and cash equivalents.
[2] Accumulated depreciation and amortization includes iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.
[3] Represents liquidation value of preferred equity.

Corporate Debt Maturity Profile

Debt Profile		
2019		
Jul.	$770	5.00%
2020		
Sep.	$400	4.625%
Sep.	325[1]	L + 250
	$725	
2021		
Jul.	$275	6.50%
Oct.	399	L + 300
	$674	
2022		
Apr.	$375	6.00%
Sep.	400	5.25%
Sep.	288	3.125%
	$1,063	
2035		
Oct.	$100	L + 150
Total	$3,332	4.86%



1000
750
500
250
0
$770
$325(1)
$400
$275
$399
$375
$400
$288
$100
1Q '18
2Q '18
3Q '18
4Q '18
1Q '19
2Q '19
3Q '19
4Q '19
1Q '20
2Q '20
3Q '20
4Q '20
1Q '21
2Q '21
3Q '21
4Q '21
1Q '22
2Q '22
3Q '22
4Q '22
Thereafter
Unsecured Debt
Secured Term Loan
Convertible Notes
Revolver

Note: $ in millions. Excludes $208MM individual mortgages.
(1) Revolver may be converted into a term loan on 9/27/20, with quarterly installments due over the following year.

IX. Financial Measures

Q4'17 Segment Balance Sheet

	Real Estate Finance	Net Lease[1]	Operating Properties	Land & Development	Corporate / Other	Total
Real estate						
Real estate, net	-	$816	$466	-	-	$1,282
Add: accumulated depreciation	-	292	55	$8	-	355
Real estate, gross	-	$1,108	$521	$8	-	$1,637
Real estate available and held for sale	-	-	69	-	-	69
Total Real Estate, gross	-	$1,108	$590	$8	-	$1,706
Land and development	-	-	-	860	-	860
Loans receivable, gross[2]	$1,320	-	-	-	-	1,320
Other investments	-	205	39	64	14	322
Total Portfolio Assets, gross[3]	$1,320	$1,313[4]	$629	$933	$14	$4,208
Cash and other assets						$899
Total Assets, gross						$5,107

Note: $ in millions.
(1) Net lease investments include investments in ground leases.
(2) Gross of general reserves.
(3) Figures based on carrying value, gross of accumulated depreciation and general loan loss reserves.
(4) Includes $84MM carrying value of SAFE equity investment which had a market value of $120MM as of 12/31/17.

iStar

Q4'17 Segment Income Statement

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Operating lease income	-	$30.1	$15.2	$0.3	-	$45.5
Interest income	$23.4	-	-	-	-	23.4
Other income	0.8	0.6	11.9	0.8	$1.9	16.1
Land development revenue	-	-	-	18.2	-	18.2
Earnings (losses) from equity method investments	-	1.7	(1.5)	(1.1)	0.2	(0.7)
Income from sales of real estate	-	62.5	1.2	-	-	63.8
Total Revenue & Other Earnings	$24.2	$94.9	$26.9	$18.1	$2.1	$166.3
Real estate expenses	-	($3.7)	($22.4)	($15.0)	-	($41.1)
Land development cost of sales	-	-	-	(15.0)	-	(15.0)
Other expense	($0.1)	-	-	-	-	(0.1)
Allocated interest expense	(8.8)	(12.1)	(4.7)	(6.3)	(14.2)	(46.0)
Allocated general and administrative	(3.6)	(4.7)	(2.1)	(3.8)	(5.2)	(19.5)
Segment Profit (loss)	$11.6	$74.5	($2.3)	($22.0)	($17.3)	$44.6

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Note: $ in millions. Allocated general and administrative excludes $6.1MM of stock-based compensation expense.

X. Appendix

Q4'17 Adjusted Income Reconciliation

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2017	2016	2017	2016
Net income (loss) allocable to Common Shareholders	($4.9)	($19.3)	$110.9	$44.0
Add: Depreciation and amortization(1)	15.4	14.3	60.8	64.4
Add: (Recovery of) provision for loan losses	2.3	0.2	(5.8)	(12.5)
Add: Impairment of assets(2)	17.1	6.3	32.4	19.0
Add: Stock-based compensation expense	6.1	3.2	18.8	10.9
Add: Loss on early extinguishment of debt	1.7	-	3.1	1.6
Add: Non-cash interest expense on senior convertible notes	1.1	-	1.2	-
Add: Premium on redemption of preferred stock	-	-	16.3	-
Less: Losses on charge-offs and dispositions(3)	(7.2)	(2.2)	(23.1)	(14.8)
Adjusted income (loss) allocable to common shareholders	$31.6	$2.7	$214.6	$112.6

Note: $ in millions.

In addition to net income (loss) prepared in conformity with GAAP, the Company uses adjusted income, a non-GAAP financial measure, to measure its operating performance. Adjusted income is used internally as a supplemental performance measure adjusting for certain non-cash GAAP measures to give management a view of income more directly derived from current period activity. Adjusted income is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, provision for (recovery of) loan losses, impairment of assets, stock-based compensation expense, the non-cash portion of gain (loss) on early extinguishment of debt and is adjusted for the effect of gains or losses on charge-offs and dispositions on carrying value gross of loan loss reserves and impairments ("Adjusted Income"). In the third quarter 2017, the Company modified its presentation of Adjusted Income to exclude the effect of the amount of the liquidation preference that was recorded as a premium above book value on the redemption of preferred stock and the imputed non-cash interest expense recognized for the conversion feature of its senior convertible notes. Adjusted Income should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Income should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Income indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Income is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance while including the effect of gains or losses on investments when realized. It should be noted that our manner of calculating Adjusted Income may differ from the calculations of similarly-titled measures by other companies.

(1) Depreciation and amortization includes our proportionate share of depreciation and amortization expense relating to equity method investments and excludes the portion on depreciation and amortization expense allocable to non-controlling interests.
(2) Impairment of assets includes impairments on equity method investments recorded in earnings from equity method investments.
(3) Losses on charge-offs and dispositions represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were on assets that were previously impaired for GAAP and reflected in net income but not in Adjusted Income.

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Q4'17 Adjusted Common Equity Reconciliation

	As of December 31, 2017
Total shareholders' equity	$880
Less: Liquidation preference of preferred stock	(505)
Common shareholders equity	$375
Add: Accumulated depreciation and amortization	385
Add: Proportionate share of depreciation and amortization within equity method investments	32
Add: General reserves	18
Adjusted common equity	$810

Note: We use adjusted common equity, a non-GAAP financial measure, as supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets.

Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

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